                                                                   EXHIBIT 10.29
                                                                  EXECUTION COPY


                               AMENDMENT NO. 1 TO
                       THE REGISTRATION RIGHTS AGREEMENT

          THIS AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT, dated
June 27, 2001 (the "Amendment"), is by and among DELCO REMY INTERNATIONAL, INC., a Delaware corporation (the "Company"), COURT SQUARE CAPITAL LIMITED, a Delaware corporation ("Court Square"), DRI GROUP LLC, a Delaware limited liability company ("DRI Group"), the Individual Investors and BERKSHIRE HATHAWAY INC., a Delaware corporation (the "Purchaser"). Court Square, DRI Group, the Individual Investors and the Purchaser are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                   Background
                                   ----------

          A. Court Square, DRI Group, World Equity Partners, L.P., a Delaware limited partnership ("WEP") and the Individual Investors are parties to that certain Registration Rights Agreement, dated March 14, 2001 (the "Original Agreement").

          B. The Original Agreement sets forth certain agreements and understandings among the Parties thereto with respect to the registration rights of the Parties.

          C. Delco Remy International, Inc., a Delaware corporation (the "Company"), Court Square, WEP and the Purchaser have entered into that certain Securities Purchase Agreement date of even date herewith (the "Purchase Agreement"). Pursuant to the Purchase Agreement, Court Square shall sell to the Purchaser, and the Purchaser shall purchase, 315,697.65 shares of the Company's 12% Series A Cumulative Compounding Preferred Stock, par value $.01 per share (the "Series A Preferred Stock") and 341,544.24 shares of the Company's Class C Common Stock, par value $.001 per share, to the Purchaser and WEP shall sell to the Purchaser, and the Purchaser shall purchase, the 144,707.31 shares of Series A Preferred Stock and the 156,554.70 shares of the Company's Class B Common Stock, par value $.001 per share, obtained by WEP upon exercise of that certain Stock Purchase Warrant issued on March 14, 2001 by the Company to WEP.

          D. In connection with, and as a condition to, the transactions contemplated by the Purchase Agreement, the Parties now desire to amend the Original Agreement in accordance with Section 10(a) thereof, as provided in this Amendment.

                                     Terms
                                     -----

          In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the Parties hereby agree as follows:

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   Section 1.    Defined Terms.  Capitalized terms not otherwise defined herein
                 -------------
shall have the respective meanings ascribed to such terms in the Original Agreement.

   Section 2.    Status of Purchaser.  Upon execution and delivery of this
                 -------------------
Amendment, the Purchaser shall become a party to the Original Agreement and shall constitute an "Investor" for all purposes under the Original Agreement.

   Section 3.    Amended Definition.  The definition of "Securities Transfer,
                 ------------------
Recapitalization and Holders Agreement" is hereby stricken and replaced in its entirety with the following:

          ""Securities Transfer, Recapitalization and Holders Agreement" means
            -----------------------------------------------------------
the Securities Transfer, Recapitalization and Holders Agreement dated March 14, 2001, as amended, among the Company, Court Square, WEP, DRI Group and the Individual Investors."

   Section 4.    Priority in Incidental Registrations.  Section 3(b) of the
                 ------------------------------------
Agreement is hereby stricken and replaced in its entirety with the following:

     "If a registration pursuant to Section 3(a) involves an underwritten offering and the managing underwriter (or underwriters) advises the Company in writing that, in its opinion, the total number of shares of Common Stock to be included in such registration, including the Registrable Securities requested to be included pursuant to this Section 3, exceeds the maximum number of shares of Common Stock specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of such shares of Common Stock, then the Company shall include in such registration only such maximum number of Registrable Securities which, in the opinion of such underwriter or underwriters, can be sold in the following order of priority:
(i) first, all of the shares of Common Stock that the Company proposes to sell for its own account, if any; (ii) second, all of the shares of Common Stock being registered by holder(s) of Registrable Securities entitled to make a Demand Registration (as hereinafter defined) held by the party requesting such Demand Registration and by Berkshire Hathaway Inc. and its Affiliates, provided
                                                                       --------
that such amount shall be allocated among such parties on a pro rata basis based upon their respective percentage of ownership of the total number of shares of Common Stock then outstanding; and (iii) third, the Registrable Securities of the holder(s) of Registrable Securities requested to be included in such Incidental Registration. To the extent that shares of Common Stock to be included in the Incidental Registration must be allocated among the holder(s) of Registrable Securities pursuant to clause (iii) above, such shares shall be allocated pro rata among the holder(s) of Registrable Securities based on the number of shares of Common Stock that such holder(s) of Registrable Securities shall have requested to be included therein; provided, however, that (other than with respect to holders of Registrable Securities that are entitled to make a Demand Registration and Berkshire Hathaway Inc. and its Affiliates) if an Incidental Registration is an underwritten offering, the managing underwriter or underwriters may select shares for inclusion in such Incidental Registration on a basis other than a pro rata basis if, in the reasonable opinion of such underwriter or underwriters, selection on such other basis would be material to the success of the offering."

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   Section 5.  Priority on Demand Registration. Section 4(c) of the Agreement
               -------------------------------
is hereby stricken and replaced in its entirety with the following:

          "If any of the Registrable Securities proposed to be registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering and the managing underwriter or underwriters of a Demand Registration advise the Company and the holders of such Registrable Securities in writing that in its or their reasonable opinion the number of shares of Common Stock proposed to be sold in such Demand Registration exceeds the maximum number of shares specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of the Common Stock, the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters can be sold in the following order of priority: (i) first, the Registrable Securities requested to be included in such Demand Registration held by the party requesting such Demand Registration and by Berkshire Hathaway Inc. and its Affiliates, provided that such amount shall be allocated among such
                    --------
parties on a pro rata basis based upon their respective percentage of ownership of the total number of shares of Common Stock then outstanding; (ii) second, shares of Common Stock to be offered by the Company in such Demand Registration; and (iii) third, shares of Common Stock held by other holders requested to be included in such Demand Registration, provided that such amount shall be
                                      --------
allocated among such other holders on a pro rata basis based upon their respective percentage of ownership of the total number of shares of Common Stock then outstanding."

   Section 6.  Successors and Assigns; Entire Agreement.  Section 10(c) of the
               ----------------------------------------
Agreement is hereby stricken and replaced in its entirety with the following:

          "This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including a holder's Permitted Transferees in accordance with the Securities Transfer, Recapitalization and Holders Agreement) and executors, administrators and heirs. This Agreement sets forth the entire agreement and understandings among the parties as to the subject matter hereof and merges and supersedes all prior discussions and understandings of any and every nature among them."

   Section 7.  Continued Effectiveness of Original Agreement.  Except as
               ---------------------------------------------
specifically amended herein, all other terms and provisions of the Original Agreement shall remain unchanged and in full force and effect.

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   Section 8.  Incorporation of Amendment.  On and after the date hereof each
               --------------------------
reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Original Agreement as amended hereby.

   Section 9.  Effectiveness.  This Amendment shall be effective when executed
               -------------
by Court Square and the Purchaser.

   Section 10. Miscellaneous.
               -------------

               Section 10.1.    Entire Agreement.  The agreement of the Parties
                                ----------------
which is comprised of this Amendment and the Original Agreement, sets forth the entire agreement and understanding between the Parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of this Amendment and the Original Agreement.

               Section 10.2.    Governing Law.  The validity, performance,
                                -------------
construction and effect of this Amendment shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

               Section 10.3.    Headings.  The headings in this Amendment are
                                --------
for convenience of reference only and shall not constitute a part of this Amendment, nor shall they affect their meaning, construction or effect.

               Section 10.4.    Counterparts.  This Amendment may be executed
                                ------------
in two or more counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

                           [Signature Pages Follow]

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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                              DELCO REMY INTERNATIONAL, INC.


                              By: /s/ David E. Stoll
                                  ------------------------------------------
                                  Name: David E. Stoll
                                  Title: Vice President, Treasurer & Secretary


                              COURT SQUARE CAPITAL LIMITED


                              By: /s/ Michael Delaney
                                  ------------------------------------------
                                  Name: Michael Delaney
                                  Title: Managing Director


                              DRI GROUP LLC


                              By:
                                  ------------------------------------------
                                  Name:
                                  Title:
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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.


                              MANAGEMENT INVESTORS:


                              ------------------------------------------
                              Thomas J. Snyder
                              984 North 500 West
                              Anderson, IN  46011


                              ------------------------------------------
                              J. Timothy Gargaro
                              3245 Morningview Terrace
                              Bloomfield Hills, Michigan 48301


                              ------------------------------------------
                              Joseph P. Felicelli
                              10189 Summerlin Way
                              Fishers, IN 46038


                              ------------------------------------------
                              Richard L. Stanley
                              3028 West 53rd Street
                              Anderson, IN 46011


                              ------------------------------------------
                              Susan E. Goldy
                              11448 Lake Stonebridge Lane
                              Fishers, IN 46038


                              ------------------------------------------
                              Roderick English
                              205 South Creedmore Way
                              Anderson, IN 46011


                              ------------------------------------------
                              Patrick C. Mobouck
                              Grez-Doiceau, Belgium
                              Alee De La Ferme Du Bercuit 5A
                              B-1390, Hungary
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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                              MANAGEMENT INVESTORS:



                              ------------------------------------------
                              Richard Keister
                              110 Carolyn Drive
                              Cross Junction, VA 22625


                              DAISY FARM LIMITED PARTNERSHIP


                              By:
                                 ---------------------------------------
                                  Name:
                                  Title:




                              ------------------------------------------
                              Sandra M. Stanley
                              3028 West 53rd Street
                              Anderson, IN 46011
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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                              CONTINUING INVESTORS:

                              JAMES R. GERRITY LIVING TRUST DATED
                              MARCH 6, 1990


                              By:
                                 ------------------------------------------
                                  Name:
                                  Title:


                              SUSAN GERRITY LIVING TRUST DATED
                              MARCH 6, 1990


                              By:
                               -----------------------------------------
                                  Name:
                                  Title:

          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                              PURCHASER:

                              BERKSHIRE HATHAWAY INC.


                              By:   /s/  Marc D. Hamburg
                                 ------------------------------------------
                                  Name:  Marc D. Hamburg
                                  Title: Vice President